UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	REGULATION FD DISCLOSURE.

Janus Henderson Group plc (the “Company”) today announced its intention to commence its on-market share repurchase program (the “Buyback”) on and from May 6, 2022.

Under the Buyback, the Company intends to spend up to US$200 million to buy its ordinary shares on the New York Stock Exchange (“NYSE”) and its CHESS Depositary Interests (“CDIs”) on the Australian Securities Exchange (“ASX”), in each case through BofA Securities, Inc. on the NYSE and through Merrill Lynch Equities (Australia) Limited (“BofA Securities”) on the ASX. BofA Securities will purchase CDIs as principal and sell the CDIs to the Company by way of one or more special crossings.

The Buyback will continue until the Company’s Annual General Meeting in 2023, though the Company reserves the right to end the Buyback earlier.

Any repurchases will be effected in accordance with the Company’s general authority to repurchase shares and CDIs granted by its shareholders at the Company’s Annual General Meeting and in accordance with all relevant regulatory requirements.

A copy of ASX Appendix 3C is furnished as Exhibit 99.1 hereto. This exhibit is being furnished and shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filings.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Exhibit
99.1	ASX Disclosure Announcement of Buyback.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Interim Chief Executive Officer and Chief Financial Officer

Date: May 5, 2022